Segment Reporting - Asset Information for Company's FFELP Loans Business Segment (Detail) (USD $) In Millions, unless otherwise specified	Dec. 31, 2013	Dec. 31, 2012
Segment Reporting Information [Line Items]
FFELP Loans	$ 104,588	$ 125,612
Other	7,287	8,273
Total assets	159,543	181,260
Operating Segments [Member] | FFELP Loans [Member]
Segment Reporting Information [Line Items]
FFELP Loans	104,588	125,612
Cash and investments	4,473	5,766
Other	3,587	4,286
Total assets	$ 112,648	$ 135,664